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                                                                  EXHIBIT 10.15


                 CONDITIONAL SERIES B STOCK PURCHASE AGREEMENT


         THIS CONDITIONAL SERIES B STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of December 21, 1999, by and between DEMANDSTAR.COM, INC., a Florida corporation (the "Company") and H.T.E., INC., a Florida corporation ("HTE"), O.F. RAMOS, L.A. GORNTO, BERNARD B. MARKEY AND EDWARD A. MOSES (HTE and each individual, individually and collectively, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Company proposes to issue rights to purchase its common stock, par value $.0001 per share (the "Common Stock"), pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission in December 1999 (the "Rights Offering");

         WHEREAS, in the event that at least $5,000,000 in rights (the "Threshold Amount") are not exercised in the aggregate pursuant to the Rights Offering, the Company will require additional financing; and

         WHEREAS, in the event that the Threshold Amount is not raised and the Company requests (the "Purchase Notice") that the Purchaser provide additional financing, the Purchaser desires to provide the Company such required additional financing in the manner and amount, and pursuant to the terms and conditions, set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto do hereby agree as follows:

         1. Purchase and Sale of Stock. In the event that the Threshold Amount is not raised in the Rights Offering and the Company's Board of Directors determines that delivery of the Purchase Notice is in the best interests of the Company, the Company hereby agrees to sell and transfer to the Purchaser, and the Purchaser hereby agrees to purchase and accept from the Company in the aggregate, 2,000,000 shares of the Company's Series B Preferred Stock, par value $.01 per share (the "Purchased Shares"), for an aggregate purchase price of $2,000,000 (the "Purchase Price"). Of the aggregate 2,000,000 Purchased Shares, HTE agrees to purchase 1,000,000 shares for $1,000,000, and each individual Purchaser agrees to purchase 250,000 shares each for $250,000 each. The terms of the Series B Preferred Stock are set forth in the Company's Amended and Restated Articles of Incorporation filed with the Secretary of State of Florida on or about the date hereof.

         2. Payment of Purchase Price; Transfer of Stock; Other Consideration. (a) Upon receipt of payment from the Purchaser by the Company of the full Purchase Price, the Company shall promptly make, or cause to be made, delivery to the Purchaser stock certificates representing the Purchased Shares, either duly endorsed for transfer or newly issued in each Purchaser's name, with all applicable tax stamps affixed.

         (b) As an inducement to the Purchaser to execute this Agreement, the Company shall issue the Purchaser warrants entitling the Purchaser to purchase an aggregate of 1,000,000 shares of Common Stock at an exercise price of $2.00 per share. The Company shall issue to HTE warrants to
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purchase 500,000 shares of Common Stock for $1,000,000, and to each individual
Purchaser warrants to purchase 125,000 shares of Common Stock for $250,000 each. The terms of the warrants are set forth in a warrant agreement entered into between the Company and each Purchaser, substantially in the form attached hereto as Exhibit B.

         3. Representations and Warranties. Each Purchaser hereby severally represents, warrants and covenants to the Company that, in connection herewith:

               (a) Review and Evaluation of Information regarding the Company. The Purchaser has had an opportunity to examine the governing instruments and the material disclosure and other documents and records of the Company. The Purchaser has had an opportunity to ask questions and receive answers from the Company and from representatives of the Company concerning the Company's financial condition and business and to obtain such other information that he has deemed necessary to make a fully informed decision.

               (b) Purchaser's Financial Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its/his investment in the Purchased Shares. The Purchaser is familiar with the nature and risks attending investments.

               (c) Suitability of Investment. The Purchaser understands that the Purchased Shares are speculative investments and involve a high degree of risk, including but not limited to: there is no guarantee of success of the business of the Company; he may not receive any return (economic or otherwise) on his investment, and management and the majority shareholders of the Company have extreme latitude and generally, the sole discretion, to determine the financial picture, operations and potential dissolution of the Company. The Purchaser has evaluated the merits and risks of the Purchaser's proposed investment in the Purchased Shares, including those risks particular to the Purchaser's personal situation, and he has determined that this investment is suitable for the Purchaser. The Purchaser has adequate financial resources for an investment of this character, and, at this time, the Purchaser could bear a complete loss of his investment. Further, the Purchaser will continue to have, after making his investment in the Purchased Shares, adequate means of providing for his current needs, the needs of those dependent on him, and possible personal contingencies.

               (d) Investment Intent. The Purchaser is purchasing the Purchased Shares for investment purposes only and for his own account, and has no present commitment, agreement or intention to sell, distribute or otherwise dispose of any of them or to enter into any such commitment or agreement.

               (e) Unregistered Securities; Limitations on Disposition. The Purchaser understands that the Purchased Shares are "restricted securities" under the Securities Act of 1933, as amended (the "Act") and are being sold without registration under federal or any state securities laws ("Securities Laws") by reason of specific exemptions from registration and that the Company is relying on the information given herein in its determination of whether such specific exemptions are available. The Purchaser understands that because the Purchased Shares have not been and will not be registered under the Securities Laws, they cannot be sold unless and until they are subsequently registered or an exemption from registration is available. The Purchaser acknowledges and understands that the Company is under no obligation to register the Purchased Shares. The



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Purchaser acknowledges and understands that the certificates evidencing the
Purchased Shares will bear a restrictive legend to the effect of this subsection 2(e). The Purchaser represents that he can afford to hold the Purchased Shares for an indefinite period of time. The Purchaser understands that a public market for the Purchased Shares may never exist.

               (f) Rule 144. The Purchaser is familiar with the provisions of Rule 144 promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. The Purchased Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (iii) in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as defined in the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitation therein, if applicable.

               (g) Non-Reliance Regarding Tax Consequences. The Purchaser is not relying on the Company or any representation contained herein with respect to the tax or economic effect of his investment in the Purchased Shares. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its representatives. The Purchaser understands that it/he shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Purchased Shares and the fair market value of the Purchased Shares as of the date any restrictions on the Purchased Shares lapse.

               (h) Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. The Purchaser hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, it is not entitled to cancel, terminate, or revoke this Agreement. The Purchaser further agrees that it may not transfer or assign its rights or obligations under this Agreement without the written consent of the Company.

               (i) Authority to Enter into Agreement. The Purchaser has the full right, power and authority to execute and deliver this Agreement and perform his obligations hereunder, and when executed and delivered, this Agreement will constitute a valid and legally binding obligation of such Purchaser.

               (j) Legends. Each certificate representing the Purchased Shares may be endorsed with the following legends:

                           The securities represented by this certificate have been acquired for investment and have not been registered under the



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                           Securities Act of 1933, as amended, or qualified
                           under the laws of any state. Such shares may not be sold or transferred in the absence of such registration or such qualification unless the transfer is in accordance with Rule 144 or similar rule or unless the corporation receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of said act and any applicable state securities laws. Copies of the agreement covering the purchase of these shares and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the secretary of the corporation at the principal executive offices of the corporation.

         4. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Purchaser that, in connection herewith:

               (a) Ownership of Shares. The Company is the sole beneficial and record owner of the Purchased Shares and that the Company has good, clear and marketable title to the Purchased Shares, free of any liens, claims, contractual restrictions, pledges, security interests or other encumbrances.

               (b) Authority to Enter into Agreement. The Company has the full right, power and authority to execute and deliver this Agreement and perform his obligations hereunder.

         5.    Indemnification.

               (a) The Company shall indemnify the Purchaser and hold him harmless, upon demand, from and against any losses, damages, expenses or liabilities, including without limitation reasonable attorneys' fees and expenses, which the Purchaser may sustain, suffer or incur arising from or in connection with the Company's breach of any covenant, representation, warranty, agreement, obligation or undertaking hereunder. This indemnity shall survive the closing of the transactions hereunder.

               (b) The Purchaser shall indemnify the Company and hold him harmless, upon demand, from and against any losses, damages, expenses or liabilities, including without limitation reasonable attorneys' fees and expenses, which the Company may sustain, suffer or incur arising from or in connection with the Purchaser's breach of any covenant, representation, warranty, agreement, obligation or undertaking hereunder. This indemnity shall survive the closing of the transactions hereunder.

         6. Governing Law; Jurisdiction. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of Florida.

         7. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and terminates



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any prior communication, agreement or understanding, whether written or oral.
This Agreement may be modified only by a writing signed by all parties.

         8. Notices. Whenever notice is provided for in this Agreement, it shall be given in writing and hand delivered, or mailed by registered or certified mail, return receipt requested, or sent by telecopier to 1551 Sandspur Road, Suite B, Maitland, Florida 32714, in the case of the Company, and at the addresses set forth in the records of the Company, in the case of the Purchaser. The date of delivery shall be the date received if delivered by hand or sent by telecopier, or within three (3) days of mailing, if mailed. Any party may change the address to which notice shall be delivered or mailed by notice duly given.

         9. Benefits. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, beneficiaries, legal representatives, successors, and assigns (including successive as well immediate successors to and assigns of said parties).

         10. Severability. In the event that any of the provisions of this Agreement, or portions thereof, are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

         11. Section Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         12. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and the year first set forth above.

                                        THE COMPANY:

                                        DEMANDSTAR.COM, INC.



                                        By: /s/ O. F. Ramos
                                            -----------------------------------
                                            Name:   O. F. RAMOS
                                            Title:  PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER


                    {Signatures continued on following page}



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                                     PURCHASER:


                                     H.T.E., INC.



                                     By: /s/ L. A. Gornto, Jr.
                                         --------------------------------------
                                         Name:  L. A. GORNTO, JR.
                                         Title: EXECUTIVE VICE PRESIDENT



                                         /s/ O. F. Ramos
                                         --------------------------------------
                                         O. F. RAMOS



                                         /s/ L. A. Gornto, Jr.
                                         --------------------------------------
                                         L. A. GORNTO, JR.



                                         /s/ Bernard Markey
                                         --------------------------------------
                                         BERNARD MARKEY



                                         /s/ Edward A. Moses
                                         --------------------------------------
                                         EDWARD A. MOSES



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